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                                                                   Exhibit 10.37

                          ADVANCE HOLDING CORPORATION

                          RESTRICTED STOCK AGREEMENT


     THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is made and entered into as of February 1, 2000, by and between Advance Holding Corporation, a Virginia corporation (the "Company"), and Lawrence P. Castellani ("Executive").


                               R E C I T A L S:
                               ---------------

     A. The Company and Executive have entered into an Employment and Noncompetition Agreement of even date herewith, ("Employment Agreement") pursuant to which the Company has agreed to sell to Executive 110,000 shares of the Company's Class A Common Stock, $0.01 par value per share (the "Common Stock").

     B. The Company now desires to sell the Common Stock to Executive, and Executive desires to purchase the Common Stock, subject to the terms and conditions set forth in this Agreement, and Executive agrees to hold such shares subject to the restrictions and interests created by this Agreement.


                                 A G R E E M E N T:
                                 -----------------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1.  Purchase of Shares.  The Company hereby agrees to sell to Executive,
         ------------------
subject to the conditions and restrictions contained in this Agreement, and Executive hereby agrees to purchase from the Company, One Hundred Ten Thousand (110,000) shares of Common Stock (individually, a "Share," and collectively, the "Shares") of the Company, at a price of $16.82 per share, for an aggregate payment of $1,850,200 in cash. In connection with the sale of Shares hereunder, Executive acknowledges that he has reviewed the memorandum regarding Section 83(b) of the Internal Revenue Code of 1986, as amended, attached hereto as Exhibit A.
---------

     2.  Restriction on Transfer of the Shares.  Except as otherwise provided
         -------------------------------------
herein, Executive may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares, or any right, title or interest therein prior to the later of the second anniversary of the date hereof, or the date that is 180 days after the Company's Initial Public Offering (defined below) (the "Permitted Sale Date") and, thereafter, any Transfer must be in compliance with Section 4 and Section 8 hereof. Any
                                    ---------     ---------
purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) of any of the Shares or
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any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

     3.  Rights of the Company Upon Termination.
         --------------------------------------

          (a) In the event that Purchaser's employment with the Company and all of its directly or indirectly majority or wholly owned entities (individually, a "Subsidiary," and collectively, the "Subsidiaries") terminates for any reason (including, without limitation, by reason of Purchaser's death, disability, retirement, voluntary resignation or dismissal by the Company and/or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Purchaser all or any portion of the Shares for a period of six (6) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date"). The purchase price (the "Repurchase Price") for each Share to be purchased pursuant to the Repurchase Option shall equal (i) $0.02 per Share, if Executive's employment is terminated for "Cause," as defined in the Employment Agreement, (ii) $0.02 per Share, if Executive terminates or resigns from his employment other than for Good Reason on or prior to the first anniversary of his employment start date, (iii) for 50% of the Shares, Fair Market Value, and for 50% of the Shares, $0.02 per Share, if Executive terminates or resigns from his employment other than for Good Reason after the first anniversary of his employment start date but on or prior to the second anniversary of his employment start date, and (iv) the Fair Market Value per share, in any other circumstance other than as set forth in clauses (i)-(iii).

          (b) The "Fair Market Value" per Share shall be determined as of the Termination Date and shall be the value determined by the Board of Directors of the Company acting in good faith and based upon the best available evidence, which determination shall be final and binding.

          (c) The Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

          (d) The Repurchase Option shall be exercised by the Company by delivery to Executive, within the six-month period specified above, of a written notice specifying (a) the number of Shares to be purchased and (b) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Executive shall surrender the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check, payable to Executive in the amount equal to the Repurchase Price, calculated as provided in this Section 3, multiplied by the number of the Shares to be purchased. If Executive fails to so surrender such certificate or certificates on or before such date, from and after such date the

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Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Executive shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). The Company may assign its Repurchase Option to any shareholder holding 3% or more of the Common Stock.

          (e)  This Repurchase Option shall terminate upon the last to occur of
(i) the second anniversary of Executive's Employment or (ii) an underwritten public offering of the Common Stock by the Company registered under the Act (as defined below) (other than an offering registered on Form S-4 or Form S-8 or any substitute for such forms) resulting in gross proceeds to the Company in excess of $25 million (an "Initial Public Offering").

     4.   Right of First Refusal.
         ----------------------

          (a)  Sales; Notice.  At any time on or after the Permitted Sale Date,
               -------------
Executive may Transfer for cash (and only for such form of consideration) any or all of the Shares to any third party subject to the provisions of Section 4,
                                                                  ---------
Section 6(c), Section 8 and Section 9(a) hereof.  Prior to any such intended
------------  ---------     ------------
Transfer, Executive shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i) Executive's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Executive proposes to Transfer (individually, an "Offered Share," and collectively, the "Offered Shares"); (iv) the price for which Executive proposes to Transfer each Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.

          (b)  Election by the Company.  Within twenty (20) days after receipt
               -----------------------
of the Notice, the Company may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Executive, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Executive shall surrender (if Executive has not already done so) the certificate or certificates representing the Offered Shares (duly endorsed in blank for transfer) at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Executive, the Company shall deliver to Executive a check, payable to Executive or to such person as Executive shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First Refusal Price") in exchange for the Offered Shares. If Executive fails to so surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Executive shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). The Company may assign its right to purchase the Offered

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Shares to any shareholder holding 3% or more of the Common Stock. This right of first refusal terminates upon an Initial Public Offering.

     5.   Permitted Transfers.  Executive may, at any time or times, transfer
          -------------------
any or all of the Shares: (a) inter vivos to Executive's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Executive's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees"). Notwithstanding the foregoing in this Section 5, Shares shall not be Transferred
                                      ---------
pursuant to this Section 5 until the Permitted Transferee executes a valid
                 ---------
undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option), as though the Permitted Transferee were a party to this Agreement, bound in every respect in the same way as Executive. Transfers of Shares made in accordance with this Section 5 shall not be subject to the
                                    ---------
provisions of Section 4 of this Agreement.
              ---------

     6.   Investment Representations.  Executive represents and warrants to the
          --------------------------
Company as follows:

          (a)  Executive's Own Account.  Executive is acquiring the Shares for
               -----------------------
Executive's own account and not with a view to or for sale in connection with any distribution of the Shares.

          (b)  Access to Information.  Executive (i) is familiar with the
               ---------------------
business of the Company and its Subsidiaries; (ii) has had an opportunity to discuss with representatives of the Company and its Subsidiaries the condition of and prospects for the continued operation and financing of the Company and its Subsidiaries and such other matters as Executive has deemed appropriate in considering whether to invest in the Shares; and (iii) has been provided access to all available information about the Company and its Subsidiaries reasonably requested by Executive.

          (c)  Shares Not Registered.  Executive understands that the Shares
               ---------------------
have not been registered under the Act or registered or qualified under the securities laws of any state and that Executive may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

     7.  Partial Termination.  This Agreement shall terminate with respect to
         -------------------
those Shares which are (a) acquired by the Company pursuant to Section 3(b)
                                                               ------------
hereof upon such acquisition; or (b) acquired by the Company pursuant to Section
                                                                         -------
4 hereof, upon such acquisition.
-

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     8.   Obligation to Sell Securities.
          -----------------------------

          (a) If FS Equity Partners IV, L.P., a Delaware limited partnership, ("FSEP IV") finds a third-party buyer for all shares of common stock of the Company held by it (whether such sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FSEP IV, Executive shall sell all of Executive's Shares for the same per share consideration (which may be less than $16.82 per share), and otherwise pursuant to the terms and conditions applicable to the FSEP IV for the sale of its shares of its common stock of the Company.

          (b) Executive hereby consents to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction described in Section 9(a) and agrees to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. Executive further agrees to timely take such other actions as FSEP IV may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Executive may have in connection therewith.

          (c)  The obligations of Executive pursuant to this Section 8 shall be
                                                             ---------
binding on any transferee (other than a transferee in a Public Market Sale, as defined below) of any of the Shares and Executive and any of his transferees shall obtain and deliver to FSEP IV a written commitment to be bound by such provisions from a subsequent transferee prior to any Transfer (other than Transfers constituting a Public Market Sale). Executive's obligations pursuant to this Section 8, and the obligations of any such transferee, shall survive the
        ---------
partial termination of this Agreement pursuant to Section 7 hereof.  Any
                                                  ---------
transfer effected in violation of this provision shall be void. The term "Public Market Sale" means any sale of Common Stock after the Initial Public Offering which is made pursuant to Rule 144 promulgated under the Securities Act or which is made pursuant to a registration statement filed with the declared effective by the Securities and Exchange Commission.

     9.  Tag Along Rights.  If FSEP IV finds a third-party buyer (other than a
         ----------------
buyer that is an investment fund or partnership affiliated with FSEP IV, a general or limited partner of FSEP IV, or, for the period ending one year from the date hereof, an unaffiliated institutional investor or merchant banking firm (each, a "FS Permitted Transferee") or is a transferee in a Public Market Sale), for all or part of the shares of Common Stock held by FSEP IV (whether such sale is by way of purchase, exchange, merger or other form of transaction), Executive shall have the right to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by FSEP IV to Executive describing the terms of the proposed sale (including the minimum sale price for the shares of Common stock that FSEP IV plans to sell), that amount of the Shares he then owns which constitute the same percentage of his Shares as the percentage of Common Stock sold by FSEP IV. Each such right shall be exercisable by delivering written notice to FSEP IV within 15

                                       5
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days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. The obligations of FSEP IV under this Section 9 shall terminate upon an Initial Public Offering.
                      ---------

     10.  Miscellaneous.
          -------------

          (a)  Legends on Certificates.  Any and all certificates now or
               -----------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN RESTRICTED STOCK AGREEMENT DATED AS OF FEBRUARY 1, 2000, BY AND BETWEEN ADVANCE HOLDING CORPORATION, A VIRGINIA CORPORATION, AND THE ORIGINAL HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADVANCE HOLDING CORPORATION."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

          (b)  Further Assurances.  Each party hereto agrees to perform any
               ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (c)  Notices.  Except as otherwise provided herein, all notices,
               -------
requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

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          If to the Company:

               Advance Holding Corporation
               c/o Freeman Spogli & Co. Incorporated
               599 Lexington Avenue, Suite 1800
               New York, New York 10022
               Attention: John M. Roth
               Telephone: (212) 758-2555
               Fax: (212) 758-7499

          With copy to:

               Douglas W. Densmore, Esq.
               Flippin Densmore Morse Rutherford & Jessee
               300 First Campbell Square
               Drawer 1200
               Roanoke, Virginia 24066
               Telephone: (540) 510-3024
               Fax: (540) 510-3050

               Thomas A. Waldman, Esq.
               Riordan & McKinzie
               300 S. Grand Avenue, 29th Floor
               Los Angeles, California 90071
               Telephone: (213) 229-8434
               Fax: (213) 229-8550

          If to Executive:

               Lawrence P. Castellani
               Advance Auto Parts
               5673 Airport Road
               Roanoke, VA 24012
               Telephone: (540) 362-4911
               Fax: (540) 561-1699

          With a copy to:

               Jim Wadsworth, Esq.
               Hodgson, Russ, Andrews, Woods & Goodyear, LLP
               One M&T Plaza, Suite 2000
               Buffalo, NY 14203-2391
               Telephone:_______________
               Fax:_____________________

or such other address as the parties may provide in writing from time to time.

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

          (d)  Amendments.  This Agreement may be amended only by a written
               ----------
agreement executed by both of the parties hereto and by FSEP IV.

          (e)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the Commonwealth of Virginia.

          (f)  Disputes.  In the event of any dispute among the parties arising
               --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (g)  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (h)  Recapitalizations or Exchanges Affecting the Company's Capital.
               --------------------------------------------------------------
The provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement.

          (i)  No Rights as an Employee.  Nothing in this Agreement shall affect
               ------------------------
in any manner whatsoever the rights of the Company or any of its Subsidiaries to terminate Executive's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Executive may be a party.

          (j)  Disclosure.  The Company shall have no duty or obligation to
               ----------
affirmatively disclose to Executive, and Executive shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Executive's employment with the Company and/or any of its Subsidiaries.

          (k) Successors and Assigns.  The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option and/or the right of first refusal provided for in
Section 3 and Section 4 of this Agreement, respectively, to any of its
---------     ---------
affiliates, successors and/or assigns.  FSEP IV may assign its rights under
Section 8 to any FS Permitted Transferee or to a Executive of shares of
---------

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Common Stock then owned by FSEP IV. For purposes of this Agreement, the term
"Shares" shall include shares of capital stock or other securities of the Company or any successor or assign of the Company, which are issued in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary, Executive may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company and FSEP IV. Upon an assignment of any or all of Executive's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Executive's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (l)  Headings.  Introductory headings at the beginning of each section
               --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (m)  Counterparts.  This Agreement may be executed in two
               ------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                         THE COMPANY:

                         ADVANCE HOLDING CORPORATION,
                         a Virginia corporation


                         By:  /s/  Jimmie L. Wade
                              -------------------------
                                   Jimmie L. Wade
                                   President & CAO


                         EXECUTIVE:


                         /s/  Lawrence P. Castellani
                         ------------------------------
                              Lawrence P. Castellani

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